UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2015

Angie’s List, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35339	27-2440197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 E. Washington Street Indianapolis, IN 46202
(Address of principal executive offices, including zip code)

(888) 888-5478
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2015, the Company announced that William S. Oesterle plans to step down as the Company's Chief Executive Officer and as a member of the Board of Directors and that the Board has commenced a search process to identify a successor. Mr. Oesterle will continue as Chief Executive Officer until his successor is appointed and will remain on the Board of Directors at least through the remainder of his current term.

Item 7.01    Regulation FD Disclosure.

On April 15, 2015, the Company issued a press release confirming its previously announced 2015 revenue guidance and raising its 2015 adjusted EBITDA guidance. The Company's expectations for the full year 2015 are as follows:

•	Revenue of $357 million to $363 million

•	Adjusted EBITDA of $30 million to $32 million, an increase from prior guidance of $28 million to $30 million, due primarily to efficiencies in operating expenses

A copy of this press release is attached hereto as Exhibit 99.1. The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This report contains "forward-looking statements" made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act, each as amended, including statements regarding the Company’s CEO transition and its business outlook. Such forward-looking statements reflect the Company's current expectations or beliefs concerning future events and are subject to various risks and uncertainties that may cause actual results, performance or achievement to differ materially from those that we expected, including: possible adverse changes in general economic conditions and their impact on member confidence and spending; possible inability to predict and respond in a timely manner to changes in member demand; possible loss of key management or inability to attract and retain the talent required for our business; possible inability to renew memberships; and possible inability to successfully implement our growth strategies or manage our growing business. For a discussion of these and other risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements, please refer to the filings we make with the Securities and Exchange Commission from time to time, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All forward-looking statements in this report are based on information currently available to us, and we assume no obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release dated April 15, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2015

ANGIE'S LIST, INC.
/s/ SHANNON M. SHAW
By: Shannon M. Shaw
Its: Chief Legal Officer & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release dated April 15, 2015